Exhibit 99.2

  Synovus

                                                                 -----------------    -----------------     ----------------
    BALANCE SHEET                                                 March 31, 2003      December 31, 2002     March 31, 2002
                                                                 -----------------    -----------------     ----------------
    (In thousands, except share data)

    ASSETS
    Cash and due from banks                                   $            745,517              741,092              497,786
    Interest earning deposits with banks                                     4,457                5,055                2,970
    Federal funds sold and securities purchased
      under resale agreements                                              189,661               92,709              131,752
    Mortgage loans held for sale                                           378,900              245,858              222,602
    Investment securities available for sale                             2,307,736            2,237,725            2,076,461
    Loans, net of unearned income                                       15,551,328           14,463,909           12,698,763
    Allowance for loan losses                                             (216,989)            (199,841)            (174,774)
                                                                 -----------------    -----------------     ----------------
        Loans, net                                                      15,334,339           14,264,068           12,523,989
                                                                 -----------------    -----------------     ----------------

    Premises and equipment, net                                            656,507              616,355              584,383
    Contract acquisition costs and computer software, net                  330,448              324,026              273,947
    Goodwill and other intangible assets, net <f1>                         115,237              118,506               34,383
    Other assets <f1>                                                      540,999              390,852              377,461
                                                                 -----------------    -----------------     ----------------
        Total assets                                          $         20,603,801           19,036,246           16,725,734
                                                                 =================    =================     ================


    LIABILITIES AND SHAREHOLDERS' EQUITY
    Liabilities:
      Deposits:
        Non-interest bearing                                  $          2,514,136            2,303,375            1,918,674
        Interest bearing                                                12,699,956           11,625,459           10,532,334
                                                                 -----------------    -----------------     ----------------

        Total deposits                                                  15,214,092           13,928,834           12,451,008
    Federal funds purchased and securities sold
      under repurchase agreements                                          966,683            1,275,084              988,208
    Long-term debt                                                       1,713,844            1,336,200            1,114,742
    Billings in excess of cost on uncompleted contracts                     29,722                    -                    -
    Other liabilities                                                      360,072              338,176              340,873
                                                                 -----------------    -----------------     ----------------
        Total liabilities                                               18,284,413           16,878,294           14,894,831
                                                                 -----------------    -----------------     ----------------
    Minority interest in consolidated subsidiaries                         122,372              117,099              102,808
    Company-obligated mandatory redeemable capital
      securities of subsidiary trusts                                       16,750                    -                    -

    Shareholders' equity:
      Common stock, par value $1.00 a share <f2>                           305,347              300,573              295,427
      Surplus                                                              406,494              305,718              176,763
      Treasury stock - 175,264 shares                                       (1,285)              (1,285)              (1,285)
      Unamortized restricted stock                                            (132)                (146)                (226)
      Accumulated other comprehensive income                                40,413               46,113               17,813
      Retained earnings                                                  1,429,429            1,389,880            1,239,603
                                                                 -----------------    -----------------     ----------------
        Total shareholders' equity                                       2,180,266            2,040,853            1,728,095
                                                                 -----------------    -----------------     ----------------
        Total liabilities and shareholders' equity            $         20,603,801           19,036,246           16,725,734
                                                                 =================    =================     ================

    <f1>  Near the end of February 2003, Synovus completed the acquisitions of FNB Newton Bancshares, Inc. and United Financial
          Holdings, Inc.  Included in other assets at March 31, 2003 is the excess of the purchase prices of these entities over the recorded net assets of these entities at the dates of acquisition.  Such excess aggregates approximately $121.4 million.
          Synovus has not yet completed the allocation of the purchase prices of these entities to the respective assets acquired and liabilities assumed.  It is expected that such purchase price allocations will be completed in the second quarter and result in the majority of the excess purchase prices being recorded as goodwill.  Goodwill resulting from acquisitions previous to 2003 approximated $99.1 million, $99.1 million, and $270.0 million at March 31, 2003, December 31, 2002, and
          March 31, 2002, respectively.
    <f2>  Common shares outstanding:  305,171,464, 300,397,763, and 295,251,688 at March 31, 2003, December 31, 2002, and
          March 31, 2002, respectively.


 Synovus

  INCOME STATEMENT
  (In thousands, except per share data)               2003                             2002                             1st Quarter
                                                --------------------------------------------------------------------    ------------
                                                      First        Fourth      Third          Second         First       '03 vs. '02
                                                     Quarter      Quarter     Quarter        Quarter        Quarter         Change
                                                --------------------------------------------------------------------    ------------
  Interest Income (Taxable Equivalent)          $   261,627      271,016     270,997        260,448        259,844          0.7 %
  Interest Expense                                   78,174       82,539      86,205         83,336         85,456         (8.5)
                                                -----------    ----------  ----------  ------------     ----------      ------------
  Net Interest Income (Taxable Equivalent)          183,453      188,477     184,792        177,112        174,388          5.2
  Tax Equivalent Adjustment                           1,870        1,870       1,853          1,771          1,771          5.6
                                                -----------    ----------  ----------  ------------     ----------      ------------
  Net Interest Income                               181,583      186,607     182,939        175,341        172,617          5.2
  Provision for Loan Losses                          20,304       15,830      16,410         19,978         13,109         54.9
                                                -----------    ----------  ----------  ------------     ----------      ------------
  Net Interest Income After Provision               161,279      170,777     166,529        155,363        159,508          1.1
                                                -----------    ----------  ----------  ------------     ----------      ------------
  Non-Interest Income:
      Electronic Payment Processing Services        180,927      177,544     173,199        170,469        160,066         13.0
      Service Charges on Deposits                    24,683       24,457      24,281         23,059         22,172         11.3
      Fees For Trust Services                         6,652        6,774       6,928          7,451          6,916         (3.8)
      Brokerage Revenue                               4,937        5,235       4,372          4,589          4,644          6.3
      Mortgage Banking Income                        15,688       13,337      10,793          8,454          8,739         79.5
      Credit Card Fees                                5,710        5,860       6,010          5,803          4,796         19.1
      Securities Gains (Losses)                          60           32         717            960            929        (93.6)
      Other Fee Income                                5,725        5,702       5,254          4,792          4,746         20.6
      Other Non-Interest Income                      22,399       37,999      23,518         22,366         19,115         17.2
                                                -----------    ----------  ----------  ------------     ----------      ------------
  Non-Interest Income before Reimbursable Items
      and Impairment Loss on Private Equity
        Investment                                  266,781      276,940     255,072        247,943        232,123         14.9
      Reimbursable Items                             58,474       57,604      56,473         60,032         56,990          2.6
      Impairment Loss on Private Equity Investment        -            -           -         (8,355)             -          N/A
                                                -----------    ----------  ----------  ------------     ----------      ------------
  Total Non-Interest Income                         325,255      334,544     311,545        299,620        289,113         12.5
                                                -----------    ----------  ----------  ------------     ----------      ------------
  Non-Interest Expense:
     Personnel Expense                              158,641      164,026     162,209        139,559        142,071         11.7
     Occupancy & Equipment Expense                   69,537       62,343      62,327         58,437         61,069         13.9
     Other Non-Interest Expense                      53,339       57,314      46,956         57,859         54,201         (1.6)
                                                -----------    ----------  ----------  ------------     ----------      ------------
  Non-Interest Expense before Reimbursable Items    281,517      283,683     271,492        255,855        257,341          9.4
      Reimbursable Items                             58,474       57,604      56,473         60,032         56,990          2.6
                                                -----------    ----------  ----------  ------------     ----------      ------------
  Total Non-Interest Expense                        339,991      341,287     327,965        315,887        314,331          8.2
                                                -----------    ----------  ----------  ------------     ----------      ------------
  Minority Interest in Consolidated Subsidiaries      6,144        6,682       6,254          5,625          5,088         20.7
  Income Before Taxes                               140,399      157,352     143,855        133,471        129,202          8.7
  Income Tax Expense                                 50,480       52,924      51,583         47,576         46,450          8.7
                                                -----------    ----------  ----------  ------------     ----------      ------------
  Net Income                                    $    89,919      104,428      92,272         85,895         82,752          8.7
                                                ===========    ==========  ==========  ============     ==========      ============

  Basic Earnings Per Share                             0.30         0.35        0.31           0.29           0.28          6.1
  Diluted Earnings Per Share                           0.30         0.35        0.31           0.29           0.28          7.3
  Dividends Declared Per Share                         0.17         0.15        0.15           0.15           0.15         11.9

  Return on Assets                                     1.89 %       2.23        2.06           2.05           2.03          (14)bp
  Return on Equity                                    17.26        20.64       19.12          19.40          19.52         (226)
  Average Shares Outstanding - Basic                302,067      300,108     298,564        295,629        294,927          2.4 %
  Average Shares Outstanding - Diluted              304,002      302,330     301,986        300,282        300,158          1.3

  bp - change is measured as difference in basis points.

 Synovus

 AVERAGE BALANCES AND YIELDS/RATES
 (Dollars in thousands)

                                                     2003                                       2002
                                             --------------------------------------------------------------------------------------
                                                    First               Fourth          Third           Second          First
                                                   Quarter             Quarter         Quarter         Quarter         Quarter
                                             --------------------------------------------------------------------------------------
 Interest Earning Assets
-------------------------------------------
 Taxable Investment Securities               $       1,950,469           1,858,539       1,839,291       1,813,366       1,805,313
     Yield                                                4.66 %              5.16            5.60            5.94            6.00

 Tax-Exempt Investment Securities            $         235,895             236,213         232,633         231,730         233,552
     Yield                                                7.40 %              7.39            7.36            7.30            7.34

 Commercial Loans                            $      12,201,561          11,553,371      10,920,539      10,334,657       9,955,574
     Yield                                                6.09 %              6.41            6.65            6.71            6.92

 Consumer Loans                              $       1,122,468           1,186,842       1,219,363       1,250,354       1,252,653
     Yield                                                8.37 %              8.58            8.85            8.97            9.22

 Mortgage Loans                              $         806,323             827,281         852,940         803,212         804,136
     Yield                                                6.55 %              6.74            6.98            7.22            7.46

 Credit Card Loans                           $         234,667             230,120         225,366         219,351         220,992
     Yield                                                9.22 %              9.85           10.27           10.67            7.46

 Home Equity Loans                           $         535,960             491,003         438,069         372,972         342,332
     Yield                                                4.81 %              5.08            5.31            5.39           11.21

 Allowance for Loan Losses                   $        (208,816)           (198,745)       (187,768)       (176,407)       (173,777)
                                             --------------------------------------------------------------------------------------
 Loans, Net                                  $      14,692,163          14,089,872      13,468,509      12,804,139      12,401,910
     Yield                                                6.38 %              6.71            6.98            7.08            7.31

 Mortgage Loans Held for Sale                $         229,545             265,847         209,780         164,313         276,682
     Yield                                                5.57 %              5.81            6.39            6.92            6.65

 Federal Funds Sold                          $          98,009              89,806          72,161          62,129          61,136
     Yield                                                1.65 %              1.78            2.01            2.49            2.40

 Time Deposits with Banks                    $           4,642               4,110           4,122           3,859           3,328
     Yield                                                0.70 %              1.02            1.26            1.37            1.65

-----------------------------------------------------------------------------------------------------------------------------------
 Total Interest Earning Assets               $      17,210,723          16,544,387      15,826,496      15,079,536      14,781,921
     Yield                                                6.15 %              6.51            6.80            6.92            7.11
------------------------------------------------------------------------------------------------------------------------------------

 Interest Bearing Liabilities
--------------------------------------------
 Time Deposits Over $100,000                 $       3,322,485           3,202,688       3,109,639       2,833,173       2,569,115
     Rate                                                 2.99 %              3.21            3.41            3.52            3.89

 Time Deposits Under $100,000                $       2,397,058           2,403,692       2,425,038       2,394,123       2,439,460
     Rate                                                 2.97 %              3.18            3.39            3.59            4.07

 Other Interest Bearing Deposits             $       6,174,605           5,940,073       5,608,037       5,389,194       5,215,169
     Rate                                                 1.03 %              1.19            1.37            1.37            1.32

 Federal Funds Purchased and Other
   Short-Term Borrowings                     $       1,221,637           1,162,710       1,040,793       1,024,441       1,300,385
     Rate                                                 1.23 %              1.47            1.67            1.74            1.72

 Long-Term Debt                              $       1,511,398           1,286,049       1,232,646       1,136,670       1,082,675
     Rate                                                 4.43 %              4.62            4.76            5.02            5.19

------------------------------------------------------------------------------------------------------------------------------------
 Total Interest Bearing Liabilities          $      14,627,183          13,995,212      13,416,153      12,777,601      12,606,804
     Rate                                                 2.16 %              2.34            2.54            2.61            2.74
------------------------------------------------------------------------------------------------------------------------------------

 Non-Interest Bearing Demand Deposits        $       2,178,503           2,115,910       2,031,031       1,955,444       1,826,432
 Shareholders' Equity                        $       2,112,620           2,007,679       1,914,915       1,776,173       1,719,380
 Total Assets                                $      19,326,396          18,542,637      17,743,648      16,823,662      16,522,858
------------------------------------------------------------------------------------------------------------------------------------
 Spread                                                   3.99 %              4.17            4.25            4.31            4.37
 Net Interest Margin                                      4.31 %              4.53            4.64            4.71            4.77
------------------------------------------------------------------------------------------------------------------------------------

 Synovus

  CREDIT QUALITY DATA
  (Dollars in thousands)                              2003                             2002                             1st Quarter
                                                --------------------------------------------------------------------   -------------
                                                     First       Fourth        Third        Second       First         '03 vs. '02
                                                    Quarter     Quarter       Quarter       Quarter     Quarter          Change
                                                --------------------------------------------------------------------   -------------
  Nonperforming Loans                           $     79,718      66,736        57,069      53,679        55,791         42.9 %
  Other Real Estate                                   31,991      26,517        25,860      21,615        17,970         78.0
  Nonperforming Assets                               111,709      93,253        82,929      75,294        73,761         51.4
  Allowance for Loan Losses                          216,989     199,841       194,005     180,321       174,774         24.2

  Net Charge-Offs - Quarter                           13,689       9,804        10,884      14,431         9,104         50.4
  Net Charge-Offs - YTD                               13,689      44,223        34,419      23,535         9,104         50.4
  Net Charge-Offs / Average Loans - Quarter             0.37        0.27          0.32        0.44          0.29
  Net Charge-Offs / Average Loans  -  YTD               0.37        0.33          0.35        0.37          0.29

  Nonperforming Loans / Loans & ORE                     0.51        0.46          0.41        0.41          0.44
  Nonperforming Assets / Loans & ORE                    0.72        0.64          0.59        0.57          0.58
  Allowance / Loans                                     1.40        1.38          1.38        1.37          1.38

  Allowance / Nonperforming Loans                     272.20      299.45        339.95      335.92        313.27
  Allowance / Nonperforming Assets                    194.25      214.30        233.94      239.49        236.95

  Past Due Loans over 90 days                         24,771      30,192        26,632      34,542        21,431
  As a Percentage of Loans Outstanding                  0.16        0.21          0.19        0.26          0.17





                                                   ---------------   ------------------   ----------------
  REGULATORY CAPITAL RATIOS <f1>                    March 31, 2003    December 31, 2002    March 31, 2002
                                                   ---------------   ------------------   ----------------
  (In thousands)
  Tier 1 Capital                                $        2,013,859            1,994,654          1,779,072
  Total Risk-Based Capital                               2,530,849            2,195,652          1,955,829
  Tier 1 Capital Ratio                                       10.70 %              11.38              11.79
  Total Risk-Based Capital Ratio                             13.45                12.53              12.96
  Leverage Ratio                                             10.56                10.86              10.82

  <f1>  March 31, 2003 information is preliminary.  As noted in footnote (1) to the accompanying Balance Sheet, the purchase price allocation related to the current quarter acquisitions has not been completed.  For purposes of the March 31, 2003 regulatory capital calculations, we have assumed that $121.4 million of the total purchase price will be allocated to intangibles which will be disallowed for regulatory capital purposes.

 Synovus

  SELECTED LOAN PORTFOLIO DATA
  (Dollars in thousands)

  Loans Outstanding and Nonperforming Loans Composition


                                                                                 March 31, 2003
                                                    -----------------------------------------------------------
                                                                   Loans as a %      Total          % of Total
                                                                   of Total Loans  Non-Performing  Nonperforming
                    Loan Type                       Total Loans    Outstanding       Loans           Loans
---------------------------------------------   ---------------   -------------- ---------------  -------------

     Multi-Family                               $     399,980             2.57%   $       -                  -%
     Hotels                                           657,815             4.23            -                  -
     Office Buildings                                 616,982             3.97          565               0.71
     Shopping Centers                                 503,155             3.24          481               0.60
     Commercial Development                           471,738             3.03        6,610               8.29
                                                -------------      ------------   ---------         -----------

  Investment Properties                             2,649,670            17.04        7,656               9.60

     1-4 Family Construction                          823,309             5.29        5,117               6.42
     1-4 Family Perm / Mini-Perm                      601,945             3.87        3,813               4.78
     Residential Development                          635,166             4.08        1,102               1.38
                                                -------------      ------------   ---------         -----------

  1-4 Family Properties                             2,060,420            13.24       10,032              12.58

  Land Acquisition                                    553,043             3.56          471               0.59
                                                -------------      ------------   ---------         -----------

  Total Investment-Related Real Estate              5,263,133            33.84       18,159              22.78

     Owner-Occupied                                 1,813,450            11.66        2,845               3.57
     Other Property                                 1,170,510             7.53        5,119               6.42
                                                -------------      ------------   ---------         -----------

  Total Commercial Real Estate                      8,247,093            53.03       26,123              32.77

  Commercial & Industrial Loans                     4,599,249            29.57       44,658              56.02

  Consumer Loans                                    2,733,470            17.58        8,937              11.21

  Unearned Income                                     (28,484)           (0.18)
                                                -------------      ------------   ---------         -----------

           Total Loans                          $  15,551,328           100.00%      79,718             100.00%
                                                =============      ============   =========         ===========